UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 15, 2007

                                  NEOSTEM, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   0-10909            22-2343568
     (State Or Other             (Commission         (IRS Employer
Jurisdiction Of                  File Number)       Identification No.)
                                Incorporation)

      420 Lexington Avenue, Suite 450
            NEW YORK, NEW YORK                      10170
--------------------------------------------------------------------------------
 (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (212)-584-4814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

                  NeoStem, Inc. is furnishing herewith the transcript made available on March 15, 2007 of an investor call held on March 14, 2007, included as Exhibit 99.1 to this current report and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS.

         Exhibit 99.1 Transcript from March 14, 2007 investor call.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEOSTEM, INC.



                                    By: /s/ Catherine M. Vaczy
                                    --------------------------------
                                            Catherine M. Vaczy
                                            VP and General Counsel


Dated: March 16, 2007

                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION

Exhibit 99.1      Transcript from Investor call held on March 14, 2007.